Exhibit 99.1

NEWS RELEASE	220 Liberty Street Warsaw, NY 14569

Financial Institutions, Inc. Announces Preliminary Results of
2016 Annual Meeting of Shareholders

Financial Institutions Declares Victory in its Proxy Contest Against Clover Partners, L.P.

ALL of Financial Institutions’ Director Nominees Elected with Overwhelming Shareholder Support

WARSAW, N.Y., June 3, 2016 – Financial Institutions, Inc. (Nasdaq: FISI), the parent company of Five Star Bank, Scott Danahy Naylon and Courier Capital, today announced that, based on a preliminary vote count provided by Financial Institutions’ proxy solicitor, all four of Financial Institutions’ highly-qualified and very experienced director nominees — Martin Birmingham, Samuel Gullo, Kim VanGelder and James Wyckoff - were elected by extremely wide margins to the Board of Directors at the 2016 Annual Meeting of Shareholders held earlier today.

Robert N. Latella, Chairman of the Board, said, “Our Board and management are thankful for the strong support of our shareholders. We strongly believe the voting results underscore that a vast majority of our shareholders fully comprehend our strategy and are confident in our strategic direction. Creating value for our shareholders remains our top priority. We look forward to continuing to execute on a strategic plan that has delivered increased growth, increased profitability, and achieved, as of the three-year period ended December 31, 2015, a 66% increase in total shareholder returns.”

Excluding shares voted by Clover Partners, L.P. or its affiliates, Financial Institutions estimates that Clover Partners’ nominees received votes equating to less than 18% of the outstanding shares. The final tabulation of results will be completed by the independent tabulation and voting certification firm IVS Associates, Inc., which served as the Independent Inspector of Elections, and are expected to be made publicly available next week.

In other business conducted at the 2016 Annual Meeting, shareholders:

Approved on an advisory basis the compensation of Financial Institutions’ named executive officers; and

Ratified the appointment of KPMG LLP as Financial Institutions’ independent registered public accounting firm for the fiscal year ending December 31, 2016.

Further details regarding the results of the 2016 Annual Meeting will be contained in a Current Report on Form 8-K that Financial Institutions will be filing with the Securities and Exchange Commission (SEC) next week. This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.fiiwarsaw.com.

Credit Suisse served as financial advisor to Financial Institutions in connection with the proxy contest. Morgan, Lewis & Bockius LLP and Harter Secrest & Emery LLP served as legal advisors to Financial Institutions.

About Financial Institutions, Inc.

Financial Institutions, Inc. provides diversified financial services through its subsidiaries, Five Star Bank, Scott Danahy Naylon and Courier Capital. Five Star Bank provides a wide range of consumer and commercial banking services to individuals, municipalities and businesses through a network of over 50 offices and more than 60 ATMs throughout Western and Central New York State. Scott Danahy Naylon provides a broad range of insurance services to personal and business clients across 44 states. Courier Capital provides customized investment management, investment consulting and retirement plan services to individuals, businesses, institutions, foundations and retirement plans. Financial Institutions, Inc. and its subsidiaries employ approximately 700 individuals. The Company’s stock is listed on the Nasdaq Global Select Market under the symbol FISI and is a member of the NASDAQ OMX ABA Community Bank Index. Additional information is available at the Company’s website: www.fiiwarsaw.com.

Safe Harbor Statement
This press release may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Financial Institutions, Inc. (“FISI”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding FISI’s ability to continue to execute on and implement its strategic growth plan, FISI’s opportunities for continued growth, FISI’s initiatives to improve its financial and operational performance and increase its growth and profitability, FISI’s future stock price and dividend growth, FISI’s future returns to shareholders, FISI’s ability to continue to strengthen its balance sheet and grow its core business, FISI’s ability to continue to strengthen its regulatory compliance procedures, FISI’s ability to continue to profitably grow its commercial lending business, FISI’s ability to enhance its competitive position through diversified income streams, FISI’s ability to leverage its client base to offer its clients additional fee-based products, FISI’s future returns from its existing fee-based platforms and the effect of those platforms on overall shareholder value, FISI’s ability to continue to maintain expense discipline, FISI’s plans to continue to return cash to its shareholders through cash dividends and future increases that may be made thereto, FISI’s actions taken or contemplated to enhance its long-term prospects and create and return value for its shareholders, FISI’s future operational and financial performance, FISI’s future growth and profitability, and the future effect of FISI’s strategic growth plan on FISI’s growth, profitability and total shareholder returns. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in FISI’s forward-looking statements. There are a number of important risks and uncertainties that could cause FISI’s actual events or results to differ materially from those indicated or implied by such forward-looking statements, including, but not limited to: FISI’s ability to implement its strategic plan, FISI’s ability to redeploy investment assets into loan assets, whether FISI experiences greater credit losses than expected, whether FISI experiences breaches of its, or third party, information systems, the attitudes and preferences of FISI’s customers, FISI’s ability to successfully integrate and profitably operate SDN and Courier Capital, the competitive environment, fluctuations in the fair value of securities in its investment portfolio, changes in the regulatory environment and FISI’s compliance with regulatory requirements, changes in interest rates, general economic and credit market conditions nationally and regionally, and the actions of activist investors, including the amount of related costs incurred by FISI and the disruption caused to FISI’s business activities by these actions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in FISI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed with the SEC. Except as required by law, FISI undertakes no obligation to revise these statements, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this press release.

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For additional information:
Investors:	News Media:

Kevin B. Klotzbach	Brandonne Rankin
Executive Vice President, Chief Financial Officer & Treasurer	McDougall Communications
Phone: 585.786.1130	Phone: 585.313.3683
Email: KBKlotzbach@five-starbank.com	Email: brankin@mcdougallpr.com

Jordan Darrow
Darrow Associates
Phone: 631.367.1866
Email: jdarrow@darrowir.com